Exhibit 99.2
                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                               OCEAN ENERGY, INC.

                              As of March 27, 1998









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                                    ARTICLE I

                                     OFFICES

                 Section 1. The registered office of Ocean Energy, Inc. (the "Corporation") shall be in the City of Wilmington, County of New Castle, State of Delaware.

                  Section 2. The Corporation may also have offices at such other places both within and without the state of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

                  Section 1. All meetings of the stockholders for the election of Directors shall be held at such place as may be fixed from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

                  Section 2. Annual meetings of stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At the annual meeting, the stockholders shall elect by a plurality vote the Directors pursuant to Article III of these Bylaws, and transact such other business as may properly be brought before the meeting.

                  Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to a vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

                  At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed to and received at the principal executive offices of the Corporation not less than 80 days prior to the meeting; provided, however, that in the event that less than 90 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure made.

                  A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 3.

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                  The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with this Section 3, and if the presiding officer should so determine, the presiding officer shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

                  Section 4. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                  Section 5. Special meetings of the stockholders for any purpose may be called only by the Chairman of the Board of Directors and shall be called within 10 days after receipt of the written request of the Board of Directors, pursuant to a resolution approved by a majority of the entire Board of Directors. The business permitted to be conducted at any special meeting of the stockholders is limited to the business brought before the meeting by the Chairman or by the Secretary at the request of a majority of the entire Board of Directors.

                  Section 6. Written notice of a special meeting stating the place, date and hour of the meeting, and the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty
(60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

                  Section 7. The holders of a majority of the stock issued, outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.

                  Section 8. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting, except as otherwise required by this Section 8, if the time and place thereof are announced at the meeting at which the adjournment is taken. At such adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                  Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, except as provided to the contrary by statute, the Company's certificate of incorporation or these Bylaws.

                  Section 10. Each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

                  Section 11. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing of such stockholders.

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                  Section 12. At each meeting of  stockholders,  the Chairman of the Board of Directors shall preside, and the secretary shall keep records, and in the absence of either such officer their duties shall be performed by the person appointed as provided in Article V.


                                   ARTICLE III

                                    DIRECTORS


Number, Nomination, Removal
---------------------------

                  Section 1. The number of Directors shall be fixed from time to time by the Board of Directors, but shall not be less than 2 nor more than 15 persons. The Directors shall be elected at the annual meeting of the stockholders in accordance with the provisions of Section 2 of this Article, and each Director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

                  Section 2. Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, nominations for the election of Directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of Directors generally. Any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the secretary of the Corporation not later than 80 days prior to the date of any annual or special meeting. In the event that the date of such annual or special meeting was not publicly announced by the Corporation by mail, press release or otherwise more than 90 days prior to the meeting, notice by the stockholder to be timely must be delivered to the secretary of the Corporation not later than the close of business on the tenth day following the day on which such announcement of the date of the meeting was communicated to the stockholders.

                  Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a Director of the Corporation if so elected.

                  If the presiding officer of the meeting for the election of Directors determines that a nomination of any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of these Bylaws, such nomination shall be void.

                  Section 3. Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, newly created directorships resulting from any increase in the number of Directors and any vacancy on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining Director. Any Director elected or chosen as provided herein shall hold office until the sooner of the following events: (i) the expiration of the term of the directorship to which he is appointed, (ii) such time as his successor is elected and qualified or (iii) his resignation or removal. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of an incumbent Director.

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                  Section 4.  Subject to the rights of the  holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, any Director may be removed from office only for cause by the stockholders in the manner provided in this Section 4. At any annual meeting of the stockholders of the Corporation or at any special meeting of the stockholders of the Corporation, the notice of which shall state that the removal of a Director or Directors is among the purposes of the meeting, the affirmative vote of the holders of at least 662/3 percent of the combined voting power of the outstanding shares of Voting Stock (as defined below), voting together as a single class, may remove such Director or Directors for cause.

                  For the purpose of this Section 4, "Voting Stock" shall mean the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors. In any vote required by or provided for in this Section 4, each share of Voting Stock shall have the number of votes granted to it generally in the election of Directors.

                  Section 5. The business of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.


Meetings of the Board of Directors
----------------------------------

                  Section 6. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

                  Section 7. Meetings of the Board of Directors may be held at such time and place as shall be specified in a notice given in the manner hereinafter provided, or as shall be specified in a written waiver signed by all of the Directors.

                  Section 8. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

                  Section 9. Special meetings of the Board of Directors may be called by the Chairman of the Board on 24 hours notice to each Director, either personally or by mail, telecopy, or telegram; special meetings shall be called by the president, chief executive officer or secretary in like manner and on like notice on the written request of three Directors.

                  Section 10. Except as provided in these Bylaws to the contrary, at all meetings of the board a majority of the total number of Directors shall constitute a quorum for the transaction of business and the vote of a majority of the Directors entitled to vote and present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the certificate of incorporation shall require a vote of a greater number. If a quorum shall not be present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                  Section 11. Unless otherwise restricted by the certificate of incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

                  Section 12. At all meetings of the Board of Directors, business shall be transacted in such order as from time to time the Board of Directors may determine.

                  At all meetings of the Board of Directors, the Chairman of the Board of Directors shall preside, and in the absence of the Chairman his duties shall be performed by the person appointed as provided in Article V.


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                  The secretary of the Corporation (or an assistant secretary in the absence of the secretary) shall act as secretary of the meeting of the Board of Directors, but in the absence of the secretary and an assistant secretary, the presiding officer may appoint any person to act as secretary of the meeting.

Committees of Directors
-----------------------

                  Section 13.

                  (a) In addition to the committees set forth in Section 14(a) of this Article III, the Board of Directors may, by resolution passed by a two-thirds vote of the entire Board of Directors, designate one or more additional committees, with each such committee consisting of one or more directors of the Corporation and having such powers and authority as the Board of Directors shall designate by such resolutions. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation (except pursuant to a resolution relating to the issuance of capital stock pursuant to Section 151 of Title 8 of the Delaware General Corporation Law); adopting an agreement of merger or consolidation; recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets; recommending to the stockholders the dissolution of the Corporation or a revocation of a dissolution; or amending the bylaws of the Corporation and, unless the resolution, certificate of incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such members as may be determined from time to time by resolution adopted by the Board of Directors.

                  (b) Any modification to the powers and authority of any committee shall require the adopting of a resolution by a two-thirds vote of the entire Board of Directors.

                  (c) All acts done by any committee within the scope of its powers and authority pursuant to these Bylaws and the resolutions adopted by the Board of Directors in accordance with the terms hereof shall be deemed to be, and may be certified as being, done or conferred under authority of the Board of Directors. The Secretary or any Assistant Secretary is empowered to certify that any resolutions duly adopted by any such committee is binding upon the Corporation and to execute and deliver such certifications from time to time as may be necessary or proper to conduct of the business of the Corporation.

                  (d) Regular meetings of committees shall be held at such times as may be determined by resolution of the Board of Directors or the committee in question and no notice shall be required for any regular meeting other than such resolution. A special meeting of any committee shall be called by resolution of the Board of Directors, or by the Secretary or an Assistant Secretary upon the request of the chairman or a majority of the members of any committee. Notice of special meetings shall be given to each member of the committee in the same manner as that provided for in Article IV, Section 1 of these Bylaws.

                 (e) Each committee shall keep regular minutes of its meeting and report the same to the Board of Directors.

                  Section 14.

                 (a) The Corporation shall have four standing committees: the finance committee, the nominating committee, the audit committee and the compensation committee.

                           (1) The finance committee shall have those powers and authority as are delegated to it from time to time pursuant to a resolution passed by a two-thirds vote of the total number of directors fixed


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         by the Board of Directors  pursuant to Article III,  Section 1 of these
         Bylaws which the Corporation would have if there were not vacancies (the "entire Board of Directors").

                           (2) The nominating committee shall have the following exclusive powers and authority: (i) evaluating and recommending director candidates to the Board of Directors, (ii) recommending director compensation and benefits philosophy for the Corporation,
         (iii)  reviewing  individual  director  performance as issues arise and
         (iv) periodically reviewing the Corporation's corporate governance profile.

                           (3) The audit committee shall have the following powers and authority: (i) employing independent public accountants to audit the books of account, accounting procedures and financial statements of the Corporation and to perform such other duties from time to time as the audit committee may prescribe, (ii) receiving the reports and comments of the Corporation's internal auditors and of the independent public accountants employed by the committee and to take such action with respect thereto as may seem appropriate, (iii) requesting the Corporation's consolidated subsidiaries and affiliated companies to employ independent public accountants to audit their respective books of account, accounting procedures and financial statements, (iv) requesting the independent public accountants to furnish to the compensation committee the certifications required under any present or future stock option, incentive compensation or employee benefit plan of the Corporation, (v) reviewing the adequacy of internal financial controls, (vi) approving the accounting principles employed in financial reporting, (vii) approving the appointment or removal of the Corporation's general auditor, and (viii) reviewing the accounting principles employed in financial reporting. None of the members of the audit committee shall be an officer or full-time employee of the Corporation or of any subsidiary or affiliate of the Corporation.

                           (4)  The   compensation   committee  shall  have  the
         following powers and authority: (i) determining and fixing the compensation for all senior officers of the Corporation and those of its subsidiaries that the compensation committee shall from time to time consider appropriate, as well as all employees of the Corporation and its subsidiaries compensated at a rate in excess of such amount per annum as may be fixed or determined from time to time by the Board of Directors, (ii) performing the duties of the committees of the Board of Directors provided for in any present or future stock option, incentive compensation or employee benefit plan of the Corporation or, if the compensation committee shall so determine, any such plan of any subsidiary and (iii) reviewing the operations of and policies pertaining to any present or future stock option, incentive compensation or employee benefit plan of the Corporation or any subsidiary that the compensation committee shall from time to time consider appropriate.

                  (b) The Board of Directors may elect a secretary of any such committee. If the Board of Directors does not elect such a secretary, the committee shall do so. The secretary of any committee need not be a member of the committee, but shall be selected from a member of the staff of the office of the Secretary of the Corporation, unless otherwise provided by the Board of Directors or the committee, as applicable.

                  (c) Each member of any committee of the Board of Directors shall hold office until such member's successor is elected and has qualified, unless such member sooner dies, resigns or is removed. The number of directors which shall constitute any committee shall be determined by resolution adopted by the Board of Directors.

                  (d) The Board of Directors may remove a director from a committee or change the chairmanship of a committee by resolution adopted by the Board of Directors, provided that a resolution to remove John Brock or James C. Flores from a committee or the chairmanship of a committee shall require a two-thirds vote of the entire Board of Directors.

                  (e) The Board of Directors may designate one or more directors as alternate members of any committee to fill any vacancy on a committee and to fill a vacant chairmanship of a committee, occurring as a result of a member or chairman leaving the committee, whether through death, resignation, removal or otherwise.



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                  Section 14. Each committee  shall keep regular  minutes of its meetings and report the same to the Board of Directors.

Compensation of Directors
-------------------------

                  Section 15. The Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary or retainer as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.


                                   ARTICLE IV

                                     NOTICES

                  Section 1. Whenever notice is required to be given to any Director or stockholder pursuant to a statutory provision or the certificate of incorporation or these bylaws, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such Director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to Directors may also be given by telegram or telecopy.

                  Section 2. Whenever notice is required to be given pursuant to a statutory provision or the certificate of incorporation or bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.


                                    ARTICLE V

                                    OFFICERS

General
-------

                  Section 1. The officers of the Corporation shall be elected by the Board of Directors and shall consist of a Chairman of the Board; a President and Chief Executive Officer (which shall be the same person holding both such offices); and may also consist of a Chief Operating Officer; a Chief Financial Officer; one or more vice presidents; a secretary; one or more assistant secretaries; a treasurer; one or more assistant treasurers; a controller; and such other officers as in the judgment of the Board of Directors may be necessary or desirable.

                  Section 2. All officers chosen by the Board of Directors shall have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article V. Such officers shall also have powers and duties as from time to time may be conferred by the Board of Directors or any committee thereof.

                  Section 3. Any number of officers may be held by the same person, unless otherwise prohibited by law, the certificate of incorporation or these Bylaws. The officers of the Corporation need not be stockholders or directors of the Corporation.

                  Section 4. The salaries of all officers and agents of the Corporation shall be fixed from time to time by the Board of Directors.




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



Election and Term of Office
---------------------------

                  Section 5. Subject to Section 15 of this Article V, the elected officers of the Corporation shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Subject to Section 15 of this Article V, each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or be removed.

Chairman of the Board
---------------------

                  Section 6. The Chairman of the Board shall be a member of the Board of Directors and shall be an officer of the Corporation. The Chairman of the Board, if present, shall preside at all meetings of the Board of Directors.

Vice Chairman of the Board
--------------------------

                  Section 7. The Vice Chairman of the Board shall be a member of the Board of Directors and shall be an officer of the Corporation. The Vice Chairman of the Board shall have such duties and powers as shall be assigned to him from time to time by the President and Chief Executive Officer of the Corporation.

President and Chief Executive Officer
-------------------------------------

                  Section 8. Subject to the penultimate sentence of this Section, the offices of President and Chief Executive Officer shall be held by a single individual who is a member of the Board of Directors and such person shall be an officer of the Corporation. The President and Chief Executive Officer shall supervise, coordinate and manage the Corporation's business and activities and supervise, coordinate and manage its operating expenses and capital allocation, shall make recommendations as to compensation and benefits to the Compensation Committee of the Board of Directors with respect to the employees of the Corporation and its subsidiaries, shall have general authority to exercise all the powers necessary for the President and Chief Executive
Officer of the Corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors. In the absence or disability of the Chairman of the Board, the duties of the Chairman of the Board shall be performed and the Chairman of the Board's authority may be exercised by the President and Chief Executive Officer, and in the event the President and Chief Executive Officer is absent or disabled, such duties shall be performed and such authority may be exercised by a director designated for this purpose by the Board of Directors. Notwithstanding the foregoing, the Board of Directors may designate the Chief Operating Officer, if one is so designated by the Board of Directors, as President of the Corporation provided that the duties and authority of the Chief Executive Officer are not materially diminished. The Vice Chairman and all executive vice presidents shall report directly to the Chief Executive Officer or such other officer of the Corporation that the President and Chief Executive Officer may designate.

Chief Financial Officer
-----------------------

                  Section 9. The Chief Financial Officer shall have responsibility for the financial affairs of the Corporation and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of the Directors, the Chairman and Chief Executive Officer and the President and Chief Operating Officer.

The Executive Vice Presidents, Senior Vice Presidents and Vice Presidents
-------------------------------------------------------------------------

                  Section 10. In the absence of the president or in the event of his inability or refusal to act, an executive vice president or, in the absence of an executive vice president, a senior vice president or a vice president (in either case in the order determined by the Board of Directors, or, if there be no such determination, then in the order of their election), shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions imposed upon the president. The executive vice presidents, senior vice presidents and vice presidents shall perform such other duties and have such other powers as the president or Board of Directors may from time to time prescribe.

The Secretary and the Assistant Secretary
-----------------------------------------

                  Section 11. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation, if any such seal be adopted by resolution of the Board of Directors, and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his signature.

                  Section 12. The assistant secretary (or if there be more than one, the assistant secretaries in the order determined by the Board of Directors, or, if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

The Treasurer and Assistant Treasurer
-------------------------------------

                  Section 13. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the Corporation.

                  Section 14. The assistant treasurer (or, if there shall be more than one, the assistant treasurers in the order determined by the Board of Directors, or, if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Certain Actions
---------------

                  Section 15. Notwithstanding anything to the contrary contained in these Bylaws, the removal of the current Chairman of the Board and President and Chief Executive Officer as of March 27, 1998, or any material modification to either of their respective roles, duties or authority shall require a two-thirds vote of the entire Board of Directors.

                                   ARTICLE VI

                              CERTIFICATES OF STOCK

                  Section 1. Every holder of stock in the Corporation shall be entitled to a certificate, signed by, or in the name of the Corporation by, the president or a vice president and the secretary or an assistant secretary of the Corporation, certifying the number of shares owned by him in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

                  Section 2. Where a certificate is countersigned (1) by a transfer agent other than the Corporation or its employee or, (2) by a registrar other than the Corporation or its employee, any signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Lost Certificates
-----------------

                  Section 3. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Transfers of Stock
------------------

                  Section 4. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by a proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Fixing Record Date
------------------

                  Section 5. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Registered Stock Holders
------------------------

                  Section 6. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote at such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


                                   ARTICLE VII

                               GENERAL PROVISIONS
Dividends
---------

                  Section 1. Dividends upon the capital stock of the Corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meetings, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation. Section 2. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors shall think conducive to the interest of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

Annual Statement
----------------

                  Section 3. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

Checks
------

                  Section 4. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Fiscal Year
-----------

                  Section 5. The fiscal year of the Corporation shall begin on the first day of January of each year and end on the last day of December of each year, unless otherwise determined by the Board of Directors.

Seal
----

                  Section 6. The corporate seal, if any such seal be adopted by resolution of the Board of Directors in such form as the Board of Directors may prescribe. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise placed thereon.

Interested Directors and Officers
---------------------------------

                  Section 7.

                  (a) No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its Directors or officers are Directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purposes, if;

                           (1) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

                           (2) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract for transaction is specifically approved in good faith by vote of the shareholders; or

                           (3) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the shareholder.

                  (b)  Common  or   interested   Directors  may  be  counted  in
determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.


                                  ARTICLE VIII

                                   AMENDMENTS

                  Section 1. These Bylaws may be altered, amended or repealed, or new bylaws may be adopted by the affirmative vote of a majority of the entire Board of Directors at any meeting and without the consent or vote of the stockholders; provided, however, that the affirmative vote of no less than two-thirds of the entire Board of Directors is required to alter, amend or repeal the bylaws set forth in Article III, Sections 13 and 14, Article V,
Section 15 and this proviso. These Bylaws may be altered, amended or repealed, or new bylaws may be adopted by the stockholders at any regular meeting of the stockholders or at any special meeting of the stockholders, if notice of such alteration, amendment, repeal or adoption of new bylaws is contained in the notice of such meeting, by the holders of at least 66- 2/3% of the total voting power of all shares of stock of the Corporation entitled to vote in the election of directors, considered for purposes of this Article VIII as one class.

                                   ARTICLE IX

                          INDEMNIFICATION AND INSURANCE

                  Section 1. The Corporation shall, to the full extent permitted by Section 145 of Title 8 of the General Corporation Law of the State of Delaware, as amended from time to time, indemnify all officers and directors of the Corporation whom it may indemnify pursuant thereto. The provisions of this
Article IX shall apply to acts or omissions occurring before or after the adoption hereof. The right of indemnification herein provided for shall not be exclusive of any other right to which any Director or officer may now or hereafter be entitled under any statute, bylaw, agreement, vote of stockholders or disinterested Directors or otherwise, shall continue as to a person who has ceased to be such Director or officer entitled to indemnification pursuant to this Article IX and shall inure to the benefit of the heirs, executors and administrators of such Director or officer.

                  Section 2. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this
Article IX or of Section 145 of the General Corporation Law of the State of Delaware.

                  Section 3. The indemnification provided by this Article IX shall be subject to all valid and applicable laws, and, in the event this
Article IX or any of the provisions hereof or the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control, and this Article IX shall be regarded as modified accordingly and, as so modified, shall continue in full force and effect.